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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 20, 2004

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
2920 Green Valley Parkway
Suite 3-321-8
Henderson, Nevada                                                      89014
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (702) 433-9886

         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits


      The   following exhibit is furnished herewith:

      21 Monthly Servicer's Certificate issued on April 20, 2004 for the period of March 1, 2004 through March 31, 2004, relating to the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and 2003-D
            Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03 of the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and 2003-D Indenture
            Supplements dated as of November 1, 2000, April 1, 2001, July 1, 2002, February 1, 2003, June 1, 2003, August 1, 2003 and December 1, 2003 respectively.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ADVANTA BUSINESS CARD MASTER TRUST

                                     By: Advanta Bank Corp., as attorney-in-fact

                                     By:    /s/ Mark Shapiro
                                            ------------------------------------
                                     Name:  Mark Shapiro
                                     Title: Assistant Vice President- Structured
                                            Finance



                                     ADVANTA BUSINESS RECEIVABLES CORP.

                                     By:    /s/ Mark Shapiro
                                            ------------------------------------
                                     Name:  Mark Shapiro
                                     Title: Vice President


Dated:   April 20, 2004

                                  Exhibit Index


Exhibit No.                                                                          Page
-----------                                                                          ----


      21.1  Monthly Servicer's Certificate dated April 20, 2004 prepared by the
            Servicer and sent to the Indenture Trustee pursuant to Section 5.03 of the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and
            2003-D Indenture Supplement covering the period of March 1, 2004 through March 31, 2004.